    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 7, 2001.

                         REGISTRATION NO. 333-52384/POS
        ----------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                        CENTRAL VALLEY COMMUNITY BANCORP
                         ------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                CALIFORNIA                        77-0539125
           --------------------             ----------------------
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
                      INCORPORATION OR ORGANIZATION)

                               600 POLLASKY AVENUE
                            CLOVIS, CALIFORNIA 93612
                            ------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

             CENTRAL VALLEY COMMUNITY BANCORP 2000 STOCK OPTION PLAN
                    -----------------------------------------
                            (FULL TITLE OF THE PLAN)

             DANIEL J. DOYLE, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        CENTRAL VALLEY COMMUNITY BANCORP
                               600 POLLASKY AVENUE
                            CLOVIS, CALIFORNIA 93612
                                 (559) 298-1775
                    -----------------------------------------
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                                   (COPY TO:)
                             STEVEN M. PLEVIN, ESQ.
                              LILLICK & CHARLES LLP
                       TWO EMBARCADERO CENTER, SUITE 2700
                             SAN FRANCISCO, CA 94111
                                 (415) 984-8200

EXPLANATORY STATEMENT
---------------------

         This Post-Effective Amendment No. 1 to the registration statement on Form S-8 filed December 21, 2000, File No. 333-52384 (the "Registration Statement") is being filed for the purpose of filing a copy of the First Amendment to the Central Valley Community Bancorp 2000 Stock Option Plan (the "First Amendment"), as amended January 17, 2001, which is attached as Exhibit
99.1 hereto. The copy of the First Amendment attached hereto amends the previously filed version of the Plan.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment Number 1 to Registration Statement Number 333-52384 on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Clovis, California, on February 7, 2001.

                        CENTRAL VALLEY COMMUNITY BANCORP

                        /s/ Daniel J. Doyle                            ,
                        ------------------------------------------------
                        Daniel J. Doyle, President & CEO

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


/s/ Daniel J. Doyle                ,       Director, Principal Executive      February 7, 2001
------------------------------------             Officer
Daniel J. Doyle

* David E. Cook                    ,       Director                           February 7, 2001
------------------------------------
David E. Cook

* Sidney B. Cox                    ,       Director                           February 7, 2001
------------------------------------
Sidney B. Cox

* Daniel N. Cunningham             ,       Director                           February 7, 2001
------------------------------------
Daniel N. Cunningham

* Steven D. McDonald               ,       Director                           February 7, 2001
------------------------------------
Steven D. McDonald

* Louis McMurray                   ,       Director                           February 7, 2001
------------------------------------
Louis McMurray

* Wanda Lee Rogers                 ,       Director                           February 7, 2001
------------------------------------
Wanda Lee Rogers

* William S. Smittcamp             ,        Director                           February 7, 2001
------------------------------------
William S. Smittcamp

* Joseph B. Weirick                ,       Director                           February 7, 2001
------------------------------------
Joseph B. Weirick

* Gayle Graham                     ,       Principal Accounting Officer       February 7, 2001
------------------------------------       and Principal Financial Officer
Gayle Graham



* By:       /s/ Daniel J. Doyle
      -----------------------------------------
       Daniel J. Doyle, as ATTORNEY-IN-FACT.

                                  EXHIBIT INDEX


Exhibit
Number                       Description
-------                      -----------
99.1                  Amendment No. 1 to Central Valley Community Bancorp 2000
                      Stock Option Plan
